UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue
P.O. Box 58039
Santa Clara, CA		95052-8039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 31, 2008, Applied Materials, Inc. (Applied) issued a press release announcing that it has completed its purchase of all of the outstanding shares of Baccini S.p.A., a privately-held company incorporated in Italy, pursuant to a Share Purchase Agreement dated November 18, 2007. The text of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the exhibit, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Applied under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Applied Materials, Inc. dated January 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: January 31, 2008

	By:	/s/ Joseph J. Sweeney
Joseph J. Sweeney
Senior Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Applied Materials, Inc. dated January 31, 2008.